                                                                   Exhibit 10.11

                      INTERCARRIER ROAMER SERVICE AGREEMENT

     THIS AGREEMENT dated as of the 16th day of September, 2000, is by and between BellSouth Cellular National Marketing Inc., sometimes referred to as "BSCNM", and Dobson Cellular Systems, Inc. as owner and/or manager of the markets listed on Exhibit A, sometimes referred to as "Dobson", on behalf of those general and limited partnerships set forth in Appendix I, attached hereto and hereby incorporated herein.

The partnerships listed in Appendix I as the "BSCNM Licensees and Permittees" are herein referred to as the "BSCNM Parties," or "BSCNM". The partnerships listed in Appendix I as the "Dobson Licensees and Permittees" are herein referred to as the "Dobson Parties" or "Dobson".


                                     RECITAL

     WHEREAS, the Parties desire to make arrangements to facilitate the provisions of commercial mobile radio service to Roamers in accordance with the "General Terms and Conditions of Roaming," attached hereto as Appendix II and "Operating Procedures," attached hereto as Appendix III (Appendix II and Appendix III are hereby incorporated herein and such Appendices and all attachments here to are referred to as the "General Terms").

     NOW, THEREFORE, in consideration of the mutual promises herein set forth and intending to be legally bound hereby, the Parties do hereby agree as follows:

                                MUTUAL AGREEMENT

     1. Under the conditions set forth herein, the Parties agree to be bound by the General Terms attached hereto, as they may be properly amended from time to time.

     2. The Home Carrier shall be liable to the Serving Carrier in accordance with Paragraph 2.1 of Appendix II for all of the service and pass-through charges for all calls chargeable to the Home Carrier's customers (including the customers of its resellers) and invoiced by the Serving Carrier to the Home Carrier as specified in Appendix II.

     3. In the event that roaming becomes technically or administratively impracticable on any Party's system(s) or if an unacceptable level of unauthorized use occurs, either Party may suspend this Agreement, pursuant to Paragraph 4.2 and Section VI of Appendix II by written notice to the other. In such event, the Home Carrier will notify its customers no later than the next bill of the suspension of service. In the event that such notice is required, the Home Carrier shall consult with the Serving Carrier regarding the content of such notice and incorporate all reasonable suggestions made by the Serving Carrier with respect to such notice. In addition, the Serving Carrier, when communicating with the customers of the Home Carrier, will use an explanation for the suspension of service mutually agreed upon. In the specific event that the impracticability of service is caused by the testing or commercial service of a carrier other than the Serving Carrier operating in the area served by the Serving Carrier and where the Serving Carrier is not, in any respect, responsible for the impracticability, the Home Carrier may include with its notice to its customer the-following statement:

                                    "NOTICE"

     Previously you have been able to obtain service as a roamer on BSCNM's system. Presently, you may experience difficulty in using your service. This is because (INTERFERING CARRIER) is now [testing/operating] its commercial mobile radio system, and the difficulty is not the fault of BellSouth Cellular National Marketing Inc.

     4. The notices referred to in Paragraph 10.1 of Appendix II should be sent to:

                           BellSouth Cellular National Marketing Inc.
                           Manager of Intercarrier Services
                           5600 Glenridge Drive, Suite G425
                           Atlanta, Georgia 30342

         And               Dobson Cellular Systems, Inc.
                           Attn: Intercarrier Service Dept.
                           13439 N Broadway Ext., Suite 100
                           Oklahoma City, OK 73114

Notices given pursuant to Article VI and VII of Appendix II should be sent to:

                           BellSouth Cellular National Marketing Inc.
                           Manager of Intercarrier Services
                           5600 Glenridge Drive, Suite G425
                           Atlanta, Georgia 30342

         And               Dobson Cellular Systems, Inc.
                           Attn: Intercarrier Service Dept.
                           13439 N Broadway Ext., Suite 100
                           Oklahoma City, OK 73114

     5. The Parties each hereby represent and warrant that (a) they have been authorized to enter into this Agreement. Each of the Parties, respectively, is a Licensee or Permittee of the Domestic Public Commercial Mobile Radio Telecommunications System(s) and Station(s)shown on the attached Appendix I serving the area(s) referred to therein or is authorized to enter into this Agreement on behalf of each such Licensee or Permittee. The Parties may from time to time hereafter seek to amend Appendix I of this Agreement to add and/or delete a Licensee or Permittee of a Domestic Public Commercial Mobile Radio Telecommunication System(s) and Station(s). The parties upon written notice to the other and with the consent of the other (which consent shall not be unreasonably withheld), in which event this Agreement shall become effective between such additional Party or Parties and all the existing Parties hereto, less any such deleted Party or Parties, as of the date set forth in an agreed upon amended Appendix I.

     6. In the event that at least one of the Parties is a non - United States Commercial Mobile Radio Carrier, then Appendix IV (Foreign Commercial Mobile Radio Carrier) shall be attached hereto and made a part of this Agreement.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement. The effective date is entered on Page 1, first Paragraph.


BELLSOUTH CELLULAR NATIONAL MARKETING INC.   Dobson Cellular Systems, Inc.

By:   Pat T. Bows                            By:   Ronald L. Ripley
   ----------------------------------           -------------------------------

Title: Director of Wholesale [ILLEGIBLE]     Title:  Vice President
      -------------------------------              ----------------------------

Date:      9/6/00                            Date:  August 28, 2000
     ---------------------------                  -----------------------------

Effective Date of Appendix I:                      , 2000
                              ---------------------
Page 1

                                   APPENDIX I
                                       TO
                      INTERCARRIER ROAMER SERVICE AGREEMENT
                                     BETWEEN
               BELLSOUTH CELLULAR NATIONAL MARKETING INC. (BSCNM)
                                       AND
                     DOBSON CELLULAR SYSTEMS, INC. (DOBSON)


SYSTEM      STATION     SERVICE     VERIF.     TALK/       BATCH/
COVERED     SID/BID      AREA       TYPE       LISTEN     REAL-TIME
-------     -------      ----       ----       ------     ---------


SEE ATTACHMENT B FOR A LISTING OF ALL BELLSOUTH SIDS COVERED BY THIS AGREEMENT AT EXECUTION.

PLEASE COMPLETE THIS SECTION FOR YOUR COMPANY LISTING ALL SIDS/BIDS COVERED BY THIS AGREEMENT OR ATTACH A LISTING IN A FORMAT OF YOUR CHOICE.

EXHIBIT A: DOBSON CELLULAR SYSTEMS, INC.
MARKETS INCLUDED

SID        CITY                     STATE    MSA/RSA                   MARKET OWNER
---        ----                     -----    -------                   ------------
1592       Cheyenne                  OK      RSA 5 & 7         Dobson Cellular Systems, Inc.
30382      Borger                    TX      TX 2              Dobson Cellular Systems, Inc.
1072       Imperial Valley           CA      RSA 7             Dobson Cellular Systems, Inc. d/b/a AirTouch
1559       Sandusky                  OH      RSA 2             Dobson Cellular Systems, Inc. d/b/a AirTouch
341        Enid                      OK      MSA               Dobson Cellular Systems, Inc. d/b/a CellularOne
1017       Fairbanks                 AK      RSA 1             Dobson Cellular Systems, Inc. d/b/a CellularOne
1023       Kingman                   Az      RsA 1             Dobson Cellular Systems, Inc. d/b/a CellularOne
1065       Merced                    CA      RSA 4             Dobson Cellular Systems, Inc. d/b/a CellularOne
1251       Leavenworth               KS      RSA 5             Dobson Cellular Systems, Inc. d/b/a CellularOne
1321       Deep Creek                MD      RSA 1             Dobson Cellular Systems, Inc. d/b/a CellularOne
1325       Frederick                 MD      RSA 3             Dobson Cellular Systems, Inc. d/b/a CellularOne
1335       Traverse City             MI      RSA 3             Dobson Cellular Systems, Inc. d/b/a CellularOne
1349       Caro                      MI      RSA 10            Dobson Cellular Systems, Inc. d/b/a CellularOne
1395       Maryville                 MO      RSA 1             Dobson Cellular Systems, Inc. d/b/a CellularOne
1401       Cameron                   MO      RSA 4             Dobson Cellular Systems, Inc. d/b/a CellularOne
1401       Linn County               MO      RSA 5             Dobson Cellular Systems, Inc. d/b/a CellularOne
1707       Brownwood                 TX      RSA 9             Dobson Cellular Systems, Inc. d/b/a CellularOne
1709       Corsicana                 TX      RsA 10            Dobson Cellular Systems, Inc. d/b/a CellularOne
1721       El Campo                  TX      RSA 16            Dobson Cellular Systems, Inc. d/b/a CellularOne
1971       Juneau                    AK      RSA 3             Dobson Cellular Systems, Inc. d/b/a CellularOne
26319      Eastern Shore             MD      RSA 2             Dobson Cellular Systems, Inc. d/b/a CellularOne
30247      Madera                    CA      RSA 4             Dobson Cellular Systems, Inc. d/b/a CellularOne
30337      Woodward                  OK      RSA 2             Dobson Cellular Systems, Inc. d/b/a CellularOne
30879      San Benito                CA      RSA 4             Dobson Cellular Systems, Inc. d/b/a CellularOne
30891      Hagerstown                MD      MSA               Dobson Cellular Systems, Inc. d/b/a CellularOne
30893      Cumberland                MD      MSA               Dobson Cellular Systems, Inc. d/b/a CellularOne
30895      Bedford                   PA      RSA 10W           Dobson Cellular Systems, Inc. d/b/a CellularOne
30953      Cameron                   TX      RSA 10            Dobson Cellular Systems, Inc. d/b/a CellularOne
30969      Marble Falls              TX      RSA 10            Dobson Cellular Systems, Inc. d/b/a CellularOne
31045      Sitka                     AK      RSA 3             Dobson Cellular Systems, Inc. d/b/a CellularOne
31047      Ketchikan                 AK      RSA 3             Dobson Cellular Systems, Inc. d/b/a CellularOne
1032       Casa Grande               Az      RSA 5             Gila River Cellular General Partnership d/b/a AirTouch
30017      Santa Cruz                CA      MSA               Santa Cruz Cellular Telephone, Inc. d/b/a CellularOne
89         Youngstown                OH      MSA               Sygnet Communications, Inc. d/b/a CellularOne
1509       Jamestown                 NY      RSA 3             Sygnet Communications, Inc. d/b/a CellularOne
1611       Meadville                 PA      RSA 1             Sygnet Communications, Inc. d/b/a CellularOne
1621       Lawrence                  PA      RSA 6             Sygnet Communications, Inc. d/b/a CellularOne
1623       Indiana                   PA      RSA 7             Sygnet Communications, Inc. d/b/a CellularOne
30067      Erie                      PA      MSA               Sygnet Communications, Inc. d/b/a CellularOne
30303      Butler                    PA      RSA 6             Sygnet Communications, Inc. d/b/a CellularOne
30395      Sharon                    PA      MSA               Sygnet Communications, Inc. d/b/a CellularOne
30397      Poland                    OH      MSA               Sygnet Communications, Inc. d/b/a CellularOne
30421      East Liverpool            OH      RSA 11            Sygnet Communications, Inc. d/b/a/ CellularOne



                                                                               6

EXHIBIT A: DOBSON CELLULAR SYSTEMS, INC.
MARKETS INCLUDED

30471      Clarion                   PA      RSA 6             Sygnet Communications, Inc. d/b/a CellularOne
30495      Batavia                   NY      RSA 3             Sygnet Communications, Inc. d/b/a CellularOne
30497      Bath/Corning              NY      RSA 3             Sygnet Communications, Inc. d/b/a CellularOne
30503      Warren                    PA      RSA 1             Sygnet Communications, Inc. d/b/a CellularOne
30627      Olean                     NY      RSA 3             Sygnet Communications, Inc. d/b/a CellularOne

MANAGED MARKETS
1339       Manistee                  MI      RSA 5             Managed for Radiofone

ACC MARKETS
245        Alton                     IL      MSA               American Cellular Corporation
1283       Richmond                  KY      RSA 6             American Cellular Corporation
1793       Morgantown                WV      RSA 3             American Cellular Corporation
26129      Zanesville                OH      RSA 7             American Cellular Corporation
26135      Uniontown                 PA      RSA 9             American Cellular Corporation
26137      Roanoke                   WV      RSA 2             American Cellular Corporation
26147      Monticello                NY      RSA 5             American Cellular Corporation
26149      Cobleskill                NY      RSA 5             American Cellular Corporation
26329      Deposit                   NY      RSA 5             American Cellular Corporation
26335      Orange County             NY      MSA               American Cellular Corporation
26337      Marinette                 WI      RSA 4             American Cellular Corporation
26339      Oconta/Shawano            WI      RSA 4             American Cellular Corporation
26343      Warwick                   NY      MSA               American Cellular Corporation
26363      Menomonie                 WI      RSA 5             American Cellular Corporation
26369      Hudson                    NY      RSA 6             American Cellular Corporation
26371      Poughkeepsie              NY      MSA               American Cellular Corporation
26377      W Mt. Hope                NY      MSA               American Cellular Corporation
26435      Morristown                TN      RSA 4             American Cellular Corporation
30463      Radcliff                  KY      RSA 4             American Cellular Corporation
30785      Maysville                 KY      RSA 8             American Cellular Corporation
30787      Glasglow                  KY      RSA 5             American Cellular Corporation
30797      Bemidji                   MN      RSA 2             American Cellular Corporation
30845      Int'l Falls               MN      RSA 3             American Cellular Corporation
30923      Duluth                    MN      MSA               American Cellular Corporation
30927      Eau Claire                WI      MSA               American Cellular Corporation
30929      Wausau                    WI      MSA               American Cellular Corporation
30931      Marquette                 MI      RSA 1             American Cellular Corporation
30935      Rhinelander               WI      RSA 3             American Cellular Corporation
30937      Brainerd                  MN      RSA 6             American Cellular Corporation
30945      Rice Lake                 WI      RSA 1             American Cellular Corporation
30973      Fergus Falls              MN      RSA 5             American Cellular Corporation

                                   APPENDIX II

                                       TO

                      INTERCARRIER ROAMER SERVICE AGREEMENT

                                     BETWEEN

                   BELLSOUTH CELLULAR NATIONAL MARKETING INC.

                                       AND

                          DOBSON CELLULAR SYSTEMS. INC.

                    GENERAL TERMS AND CONDITIONS FOR ROAMING

                                   DEFINITIONS


     A. The "Agreement" means the Intercarrier Roamer Service Agreement, including all appendices attached thereto, to which these General Terms and Conditions for Roaming are attached.

     B. The phrase "commercial mobile radio service" means domestic public commercial mobile radio telecommunications service.

     C. "Home Carrier" means a Party who is providing commercial mobile radio service to its registered customers in a geographic area Where it holds a license or permit for a domestic public commercial mobile radio telecommunication system and station.

     D. "Serving Carrier" means a Party who provides commercial mobile radio service for registered customers of another Party while such customers are out of their Home Carrier's geographic area and in the geographic area where the Serving Carrier holds a license or permit for a domestic public commercial mobile radio telecommunication system and station.

     E. "Roamer" means a customer who seeks commercial mobile radio service in geographic area outside of the area served by the Party with whom it is registered.

     F. "Authorized Roamer" means a roamer using equipment with the NPA/NXX combination listed in accordance with Paragraph 3.1 of this Appendix II (except as specified in Paragraph 3.2 hereof) for whom the Serving Carrier has not received a negative notification in accordance with the provisions of Article III hereof

     G.   "CIBER" means Cellular Intercarrier Billing Exchange Record.

     H. "CIBER RECORD" means the publication prepared by CIBERNET Corporation, a wholly-owned subsidiary of the Cellular Telecommunications Industry Association, as a service to the commercial mobile radio service industry.

     I. "ESN" means the Electronic Serial Number that is "burned" in the customer's commercial mobile telephone set by the manufacturer.

     J. "MN" means the "Mobile Identification Number" which is assigned by a Home Carrier to each of its registered customers.

     K. "NPA/NXX combinations" means the six digit numerical combinations assigned by regulatory authorities to identify the area code and prefix for commercial mobile radio service.

     L. "Authorized Receipt Point" or "AR')" means the location or address of the party designated by the "Home Carrier" as the delivery point for its CIBER records and authorized agent for performing CIBER edits.

     M. "Clearinghouse" means that entity which provides for the exchange of CIBER record and performs industry accepted CIBER edits, including edits to verify Industry Negative File Information.

     N. The phrase "approved CIBERNET Negative File Guidelines" means the negative file guidelines appearing in the CIBER Record in effect from time to time.

     O. Unless specifically provided otherwise in the Agreement, all words and phrases defined in the CIBER Record shall have the meaning herein that they have therein.

     P. "Industry Negative File" means the negative file maintained by the authorized Clearinghouses in accordance with approved CIBERNET Negative File Guidelines.


                                   PROVISIONS

                             I. PROVISION OF SERVICE

     1.1 Each Party shall provide, to any Authorized Roamer who so requests, commercial mobile radio service in accordance with its own tariffs and with the terms and conditions of this Agreement.

     1.2 Notwithstanding anything in this Agreement to the contrary, a Serving Carrier may suspend or terminate service to an Authorized Roamer in accordance with the terms of its own tariffs, but such suspension or termination shall not affect the rights and obligations of the Parties for service tarnished hereunder prior to such termination or suspension.

     1.3 In connection with its service to Roamers, no Serving Carrier shall use recorded announcements or other inducements for an Authorized Roamer to discontinue the Commercial Mobile Radio Service of its Home Carrier or, unless otherwise authorized herein, Roamer's use of a Serving Carrier's system.


                             II. DIVISION OF REVENUE

     2.1 Each Home Carrier, whose customers (including the customers of its resellers) receive commercial mobile radio service from a Serving Carrier as Authorized Roamers under this Agreement, shall pay to the Serving Carrier who provided such commercial mobile radio service 100% of the Serving Carrier's charges for commercial mobile radio service and one hundred percent (100%) of pass-through charges (i.e., any toll or other charges owed by the Serving Carrier hereunder to any toll or other carrier in connection with providing such commercial mobile radio services) regardless of whether these amounts are paid to the Home Carrier by its customers.

                          III. EXCHANGE OF INFORMATION

     3.1 Attachment A to this Appendix II is a list furnished by the respective Parties of the valid NPA/NXX combinations used by their respective customers. These combinations shall be accepted by the other Parties. Each NPA/NXX combination is and shall be within the entire line range (0000-9999), or a specified portion thereof, in accordance with Appendix III. Each Party shall be responsible for all billings otherwise properly made under this Agreement to any number listed by such Party within the range or ranges specified by it in Attachment A. Additions, deletions, or changes to NPA/NXX combinations and line number range(s) for their respective customers shall be sent by each Party to the other Parties in the form of an amendment to Attachment A, with an effective date as defined in Appendix Ill.

     3.2 Each Party shall provide to each other Party, or their respective authorized representatives, a list of MIN's from among those within the NPA/NXX combination(s) indemnified pursuant to Paragraph 3.1 hereof and of ESN's of the commercial mobile radio telephones to which the other Parties are not authorized to provide commercial mobile radio service pursuant to this Agreement, which shall be entered into the Industry Negative File. The approved CIBERNET Negative File Guidelines shall be the governing criteria for all Parties. Thereafter, from time to time, each Party shall notify each other Party or their respective authorized representatives, of all additions to, and deletions from, these lists for the customers of that particular Party. Such notifications shall be made during the normal business hours of the Parties, via the Clearinghouse, by the means set forth in Appendix III and shall be in the form mutually agreed upon, and effective as defined in Appendix III.

     3.2.1 Each Party hereby agrees to indemnify the other Party, together with their partners and any and all of their officers, directors, employees, agents and/or affiliates, against, and hold them harmless from, any and all claims, suits, demands, losses and expenses, including attorneys' fees and disbursements, which may result in any way whatsoever from the indemnified Party's denial of Roamer or local commercial mobile radio service to any commercial mobile radio telephone which has been listed

(pursuant to the preceding Paragraph 3.2 hereof) by the indemnifying party as not being authorized to receive service.

     3.2.2 Each Party, due to system limitations, may purge or delete numbers of its customers from the lists as referred to in Paragraph 3.2 hereof, but in all such cases, such purging or deletion must be done in accordance with the approved CIBERNET Negative File Guidelines. If purging or deletion of numbers is done prior to the time frames established, or through procedures not otherwise set forth, in the approved CIBERNET Negative File Guidelines, the Party implementing the purge or deletion will assume financial liability for any charges incurred by those numbers. All purges or deletions made pursuant to this Paragraph 3.2.2 shall be given through the Parties and shall be in the form mutually agreed upon and effective as of the time established by the approved CIBERNET Negative File Guidelines (unless otherwise modified by mutual agreement of the Parties).

     3.3 To control fraudulent Roamer usage, each Party is required to use a positive validation/verification system provided by a mutually agreed upon validation/verification service in all markets set forth in Appendix I. The Parties shall cooperate in good faith to control fraudulent Roamer usage. All Parties agree to notify each other should such fraudulent usage become apparent on any Party's system. In addition, any new operational market that becomes operational after execution of this Agreement shall automatically become subject to the provisions of this Agreement. The Parties agree that calls completed by a Serving Carrier, either, (a) after a validation request has determined that a Roamer is not a valid customer of the Home Carrier or (b) for any unauthorized ESN after entry to the Industry Negative File has become effective, shall be the sole responsibility of the Serving Carrier. Validation requests will be made on all Roamer MIN/ESN combinations in accordance with Clearinghouse standard operating procedures as noted in Appendix III.

     3.4 Not later than the date of execution of this Agreement, the Parties shall furnish each other with a copy of their current or proposed tariffs or price lists, whichever is appropriate. If any Party has filed for any changes in an existing tariff or price lists, copies of the proposed revised pages also shall be provided. Each Party shall also notify each other Party of any applicable change in its tariffs or prices, with an effective date as specified in Appendix III, and shall include with such notice copies of the revised pages of such tariffs or price lists. If tariffs are not required to be filed by certain jurisdiction, the Parties shall exchange the written terms and conditions of service to be used in lieu thereof and any amendments thereto.

     3.5 All information not of public record that is exchanged pursuant to this Agreement shall be treated as confidential. Parties obtaining such confidential information through this Agreement shall use it only as necessary to carry out the purpose of this Agreement or as necessary to comply with federal, state, and local law. Parties obtaining confidential information through this Agreement shall not disclose its contents except as necessary to its duly authorized agents to carry out the purposes of this Agreement or as necessary to comply with federal, state, or local law. The obligation to protect the confidentiality of information shall survive the termination of the agreement for a period of five years.


                                   IV. BILLING

     4.1 Each Home Carrier shall be responsible for billing to, and collecting from, its own customers all charges that are incurred by such customers as a result of service provided to them as Authorized Roamers by the Serving Carrier. The Home Carrier shall also be responsible for billing its customers for, and remitting to, the Federal Government all federal excise tax that may be due in connection with the service being billed by it to its customers. While the Serving Carrier will j,e responsible for the computation and remittance of all state and local taxes, each Home Carrier shall be liable to the Serving Carrier for all such state and local taxes remitted by the Serving Carrier, regardless of whether these amounts are paid to the Home Carrier by its customers.

     4.2 The Parties will cooperate and, as necessary supplement this Agreement in order to minimize fraudulent or other unwarranted use of their system. If any Party reasonably decides that, in its sole judgment, despite due diligence, fraudulent or other unwarranted use has reached an unacceptable level of financial loss and is not readily remediable, such Party may suspend this Agreement pursuant to Section VI hereof.

     4.3 Each Serving Carrier who provides commercial mobile radio service to an Authorized Roamer pursuant to this Agreement shall forward Roamer billing information, on at least a weekly basis, in accordance with the procedures and standards set forth in the CIBER Record to the Home Carrier's Authorized Receipt Point. Except for Serving Carriers utilizing the CIBERNET Corporation Net Settlement Program, each Serving Carrier who provides commercial mobile radio service to any Authorized Roamer pursuant to this Agreement shall send the Home Carrier a paper invoice within the time period specified in Appendix III. The invoice shall reflect all charges relating to service for which Authorized Roamer billing information was forwarded to the Home Carrier during the previous "Billing Period", as defined in Appendix III. The Serving Carrier will use the information provided by its Clearinghouse for invoice preparation and support. The Home Carrier shall be furnished with an invoice setting forth the same information required in Appendix III from non-Clearinghouse Serving Carriers. In either case, the Home Carrier will only pay for Authorized Roamer charges based on the settlement report provided by its Clearinghouse.

     4.4 Where the Authorized Roamer billing information required to be provided by the Serving Carrier in accordance with Paragraph 4.3 above is not in accordance with the CIBER Record, the Home Carrier may return the defective record to the Serving Carrier as provided in the CIBER Record. Returning the defective record will be in accordance with CIBER Record established procedures. The Serving Carrier may correct the defective record and return it to the Home Carrier for billing, provided that the time period from the date of the call to the receipt of the corrected record does not exceed the time period specified under "Message Date Edit" in Appendix III.

     4.5 No credit for insufficient data or defective records shall be permitted except as provided in

Paragraph 4.4 above, unless mutually agreed upon. Any credit that is requested by the Home Carrier must be fully documented and settled utilizing the format forth in Attachment C.


                                  V. SETTLEMENT

     5.1 Each Party will settle its accounts with the other Party on the basis of billing information received pursuant to Section IV hereof as of the "Close of Billing", as that phrase is defined in Appendix III. The Home Carrier shall remit to the Serving Carrier's designated account by wire transfer or check such amounts as are due to the Serving Carrier as of the Close of Billing. Carriers utilizing net settlement procedures set forth in the CIBER Record are not required to support a paper invoice and will make payments in accordance with such net settlement procedures.

     5.2 Any payment which is received later than the date permitted in Appendix III shall be subject to a late charge equal to that set forth in Appendix III. The only exception to this requirement shall be late payments which are delayed in forwarding through circumstances which are beyond the control of the Home Carrier and are agreed to by the Serving Carrier, which agreement shall not be unreasonably withheld.


                   VI. TERMINATION AND SUSPENSION OF AGREEMENT

     6.1 This Agreement may be suspended or terminated in accordance with the provisions thereof either (1) in part, but only as to a particular Domestic Public Cellular Radio Telecommunications System/Station or Systems/Stations of a Party or Parties, or (2) in whole.

     6.2 This Agreement may be terminated without cause by either Party effective upon thirty (30) days written notice to the other. In the event of a default under this Agreement or a change by state or federal licensing authorities banning or severely impairing the use of Roamer service by either Party, this Agreement by be terminated immediately upon written notice.

     6.3 This Agreement may be suspended by either Party for any reason immediately upon written notice to the other under the terms specified in this Agreement. The Parties shall work together to resolve as expeditiously as possible any difficulty that causes such suspension. At such time as the Party originally giving notice of suspension concludes that the problem causing the suspension has been resolved, the Party shall give to the other written notice to this effect. This Agreement shall resume in fill effect five (5) business days after the Parties have mutually agreed that the problem has been resolved, unless either Party views that the problem necessitating the suspension has not been resolved. If the problem causing the suspension of this Agreement remains unresolved for thirty (30) days, this Agreement may be terminated by written notification by either Party to the other.

     6.4 The termination or suspension of this Agreement shall not affect the rights and liabilities of the Parties under this Agreement with respect to all Authorized Roamer charges incurred prior to the effective date of such termination or suspension.


                                  VII. DEFAULT

     7.1 A Party will be in default under this Agreement upon the occurrence of any of the following events:

     (a) Breach of any term of this Agreement, if such breach shall continue for thirty (30) days after receipt of written notice thereof;

     (b)  Voluntary liquidation or dissolution;

     (c) A final order by the Federal Communications Commission ("FCC") revoking or denying renewal of the commercial mobile radio service license or permit granted to such Party; or

     (d) Such Party (i) filing pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party's property, (ii) has filed against it, pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party's property, provided that within sixty (60) days after the filing of any such petition such Party fails to obtain a discharge thereof, or (iii) making an assignment for the benefit of creditors or petitioning for, or voluntarily entering into, an arrangement of similar nature, and provided that such filing, petition, or appointment is still continuing.


                          VIII. SUCCESSORS AND ASSIGNS

     8.1 Neither Party may sell, assign, transfer, or convey its interest in this Agreement or any of its rights or obligations hereunder without the written consent of the other Party, except that a Party may assign its rights and obligations hereunder to an assignee of its commercial mobile radio service license or permit issued by the FCC, provided that such assignee expressly assumes, by written instrument approved by the Parties, all of the obligations of such Party hereunder and thereby becomes a party hereunder. No person other than a Party to this Agreement shall acquire any rights hereunder as a third-party beneficiary or otherwise by virtue of this Agreement.


              IX. NO PARTNERSHIP OR AGENCY RELATIONSHIP IS CREATED

     9.1 Nothing contained in this Agreement shall constitute the Parties as partners with one another or render any Party liable for any debts or obligations of any other Party, nor shall any Party hereby be constituted the agent of any other Party.


                    X. NOTICES AND AUTHORIZED REPRESENTATIVES

     10.1 Unless otherwise specified in this Agreement:

     (a)  All notices required under this Agreement shall be given in writing;
and

     (b) All notices shall be either personally delivered, dispatched by telegram, or dispatched by certified mail, Return Receipt Requested, to the persons specified in this Agreement or to such other persons at such other addresses as either Pay may designate by written notice to the other.

     10.2 For the purposes of this Agreement, BSCNM shall be the authorized representative of its Parties and ___________ shall be the authorized representative of its Parties.


                                XI. MISCELLANEOUS

     11.1 The Parties agree to comply with, conform to, and abide by all applicable and valid laws, regulations, rules and orders of all governmental agencies and authorities, and agree that this Agreement is subject to such laws, regulations, rules, and orders.

     11.2 The Parties agree to use their respective best, diligent, and good faith efforts to fulfil all of their obligations under this Agreement. The Parties recognize, however, that to effectuate all the purposes of this Agreement, it may be necessary either to enter into future agreements or to amend this Agreement, or both. In that event, the Parties agree to negotiate with each other in good faith.

     11.3 This Agreement constitutes the fill and complete agreement of the Parties. Any prior agreement among the Parties with respect to this subject matter is hereby superseded. This Agreement may not be amended, except by the written consent of the Parties. Waiver of any breach of any provision of the Agreement must be in writing signed by the parties. Such waiver shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision. The failure of either Party to insist upon strict performance of any provision of this Agreement or any obligation under this Agreement shall not be a waiver of either such Party's right to demand strict compliance therewith in the future.

     11.4 The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof

     11.5 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.


                               XII. CHOICE OF LAW

     12.1 This Agreement shall be construed in accordance with the laws of the state of the Serving Carrier.

ATTACHMENT A

                                  CIBER RECORD

                             METHODS AND PROCEDURES

The following information is tarnished to the Parties pursuant to Paragraph 3.1 of Appendix II to the Intercarrier Roamer Service Agreement between the Parties to the Agreement:

-------------------------------------------------------------------------------
  NPA/NXX     LINE RANGE     SID CODE     CITY     START DATE     END DATE
-------------------------------------------------------------------------------



BellSouth Cellular National Marketing Inc.

By:
   -----------------------------------

Title:
      --------------------------------

Issue Date:
           ---------------------------


(The effective date shall be that defined in Appendix Ill of the above-referenced Intercarrier Roamer Service Agreement)

ATTACHMENT B - BELLSOUTH CELLULAR MARKET LISTING

   SID/BID     OPERATING                CITY                 STATE
                ENTITY
      24          BMI                   MIAMI                  FL
      34          BMI                  ATLANTA                 GA
      36          BMI                NEW ORLEANS               LA
      62          BMI                  MEMPHIS                 TN
      68          BMI                  ORLANDO                 FL
      76          BMI                 LOUISVILLE               KY
      81          BMI                   MOBILE                 AL
      98          BMI                 BIRMINGHAM               AL
     106          BMI                BATON ROUGE               LA
     118          BMI                  NASHVILLE               TN
     136          BMI                JACKSONVILLE              FL
     148          BMI               CHATTANOOGA                TN
     160          BMI                  JACKSON                 MS
     197          BMI                 EVANSVILLE               IN
     198          BMI                 HUNTSVILLE               AL
     206          BMI                 LEXINGTON                KY
     308          BMI                  DAYTONA                 FL
     334          BMI                  FLORENCE                AL
     414          BMI                 LAFAYETTE                LA
     426          BMI                   MACON                  GA
     476          BMI                 MELBOURNE                FL
    1011          BMI                MONROEVILLE               AL
    1990          BMI               INTERNATIONAL              FL
                                     (HOME ONLY)
    1289          BMI                  PIKEVILLE               KY
    1376          BMI                   TUPELO                 MS
    1684          BMI                FAYETTEVILLE              TN
    1884          BMI                  PIKEVILLE               TN
    1988          BMI                LAKE COUNTY               FL
   26122          BMI                  WAVERLY                 TN
   26145          BMI                    CLAY                  KY
   26160          BMI                SHELBYVILLE               KY
   26186          BMI                MARINGOUIN                LA
   26272          BMI                  LAPLACE                 LA
   26274          BMI                  CONVENT                 LA
   26276          BMI                BELLE CHASE               LA
   26397          BMI                   JASPER                 IN
   26422          BMI               DESOTO COUNTY              MS
   26523          BMI                  CORYDON                 IN
   30048          BMI                  ACADIANA                LA

   30050          BMI                 HAMMOND                  LA
   30134          BMI               GUNTERSVILLE               AL
   30168          BMI                 COLUMBIA                 TN
   30170          BMI                 DECATUR                  AL
   30202          BMI               FLORIDA KEYS               FL
   30218          BMI                CLEVELEND                 TN
   30224          BMI                VICKSBURG                 MS
   30268          BMI                 CALHOUN                  GA
   30270          BMI                GAINESVILLE               GA
   30272          BMI                   ROME                   GA
   30274          BMI                 MADISON                  GA
   30276          BMI                  BREMAN                  GA
   30300          BMI                 JACKSON                  TN
   30322          BMI               MILLEDGEVILLE              GA
   30334          BMI                  RICHMOND                KY
   30338          BMI                   FLAGLER                FL
   30340          BMI                   GRIFFIN                GA
   30342          BMI                  FORSYTH                 GA
   30346          BMI                 FRANKFORT                KY
   30350          BMI                 BIRMINGHAM               AL
   30352          BMI                 TALLADAGA                AL
   30357          BMI                OWENSBORO                 KY
   30452          BMI                VERO BEACH                FL
   30476          BMI                  PALATKA                 FL
   30516          BMI                   RAMAH                  LA
   30532          BMI                 MENDENHALL               MS
   30534          BMI                   FOREST                 MS
   30582          BMI                 GA RSA 4A1               GA
   30584          BMI                 GA RSA 2B2               GA
   30592          BMI                 SCOTTSBORO               AL
   30628          BMI                   ATHENS                 GA
   30638          BMI                  GRENADA                 MS
   30654          BMI                 SAVANNAH                 TN
   30660          BMI                  MERIDIAN                MS
   30698          BMI                MT. STERLING              KY
   30711          BMI                MADISONVILLE              KY

   30714          BMI                HOLLY SPRINGS             MS
   30750          BMI                   HICKMAN                TN
   30757          BMI                    MEADE                 KY
   30758          BMI                   RIPLEY                 TN
   30776          BMI                 CLEWISTON                FL
   30778          BMI                 SENATOBIA                MS
   30796          BMI                 PLAQUEMINE               LA
   30798          BMI                 CYNTHIANA                KY
   30836          BMI                   TUNICA                 MS
   30838          BMI                CLARKSVILLE               TN
   30852          BMI                  RSA MS4                 MS
   30917          BMI                  PADUCAH                 KY
   30938          BMI                 WINFIELD                 AL
   31096          BMI                  CLINTON                 LA
      19        Westel               INDIANAPOLIS              IN
    1207        Westel                COLUMBUS                 IN
   30325        Westel                ANDERSON                 IN
   30327        Westel              BLOOMINGTON                IN
   30329        Westel                LAFAYETTE                IN
   30331        Westel                 MUNCIE                  IN
   30335        Westel              TERRA HAUTE                IN
   30377        Westel             CRAWFORDSVILLE              IN
   30457        Westel                VINCENNES                IN
   30899        Westel               GREENSBURG                IN

   SID/BID     OPERATING                CITY                 STATE
                ENTITY
    4310     BMI (PCS TDMA)             BILOXI                 MS
    4412     BMI (PCS TDMA)            COLUMBUS                GA
    4536     BMI (PCS TDMA)            FT. PIERCE              FL
    4700     BMI (PCS TDMA)            LAGRANGE                GA
    4840     BMI (PCS TDMA)             MONROE                 LA
    4914     BMI (PCS TDMA)           PANAMA CITY              FL
    5066     BMI (PCS TDMA)           SHREVEPORT               LA
    5251     BMI (PCS TDMA)          ALBANY.TIFTON             GA
    5257     BMI (PCS TDMA)           ALEXANDRIA               LA
    5429     BMI (PCS TDMA)            COLUMBUS                MS
    5481     BMI (PCS TDMA)           DYERSBURG                TN
    5547     BMI (PCS TDMA)            FT MYERS                FL
    5553     BMI (PCS TDMA)          FT. WALTON BCH            FL
    5557     BMI (PCS TDMA)             GADSDEN                AL
    5559     BMI (PCS TDMA)           GAINESVILLE              FL
    5591     BMI (PCS TDMA)           GREENVILLE               MS
    5615     BMI (PCS TDMA)           HATTIESBURG              MS
    5633     BMI (PCS TDMA)              HOUMA                 LA
    5719     BMI (PCS TDMA)           LAKE CHARLES             LA
    5721     BMI (PCS TDMA)           WINTERHAVEN              FL
    5815     BMI (PCS TDMA)            BROOKHAVEN              MS
    5853     BMI (PCS TDMA)              MONROE                LA
    5855     BMI (PCS TDMA)            MONTGOMERY              AL
    5871     BMI (PCS TDMA)              NAPLES                FL
    5875     BMI (PCS TDMA)             NATCHEZ                MS
    5899     BMI (PCS TDMA)              OCALA                 FL
    5915     BMI (PCS TDMA)             AUBURN                 AL
    5933     BMI (PCS TDMA)            PENSACOLA               FL
    6057     BMI (PCS TDMA)            SARASOTA                FL
    6071     BMI (PCS TDMA)              SELMA                 AL
    6127     BMI (PCS TDMA)           TALLAHASSEE              FL
    6129     BMI (PCS TDMA)              TAMPA                 FL
    6159     BMI (PCS TDMA)            VALDOSTA                GA
    6187     BMI (PCS TDMA)            WAYCROSS                GA
   40199     BMI (PCS TDMA)           THOMASVILLE              GA
    4142     DCS (GSM)                  KNOXVILLE              TN
    4200     DCS (GSM)                 CHARLOTTE               NC
   40001     DCS (GSM)                  ANDERSON               SC
   40003     DCS (GSM)                  ASHEVILLE              NC
   40005     DCS (GSM)                 BURLINGTON              NC
   40007     DCS (GSM)                 CHARLESTON              SC
   40009     DCS (GSM)                  COLUMBIA               SC
   40011     DCS (GSM)                FAYETTEVILLE             NC
   40013     DCS (GSM)                  FLORENCE               SC
   40015     DCS (GSM)                 GOLDSBORO               NC
   40017     DCS (GSM)                GREENSBORO               NC
   40019     DCS (GSM)                 GREENVILLE              NC
   40021     DCS (GSM)                 GREENVILLE              SC
   40023     DCS (GSM)                GREENWOOD                SC
   40025     DCS (GSM)                   HICKORY               NC
   40027     DCS (GSM)                JACKSONVILLE             NC
   40029     DCS (GSM)                  TRI-CITIES             TN
   40031     DCS (GSM)                MIDDLESBORO              KY
   40033     DCS (GSM)                MYRTLE BEACH             SC
   40035     DCS (GSM)                  NEW BERN               NC
   40037     DCS (GSM)                ORANGEBURG               SC
   40039     DCS (GSM)                   RALEIGH               NC
   40041     DCS (GSM)               ROANOKE RAPIDS            NC
   40043     DCS (GSM)                ROCKY MOUNT              NC
   40045     DCS (GSM)                   SUMTER                SC
   40047     DCS (GSM)                 WILMINGTON              NC
   40266     DCS (GSM)                  AUGUSTA                GA
   40268     DCS (GSM)                 BRUNSWICK               GA
   40270     DCS(GSM)                   SAVANNAH               GA

ATTACHMENT C


                                 CREDIT REQUEST

Home Carrier:___________________________________

Serving Carrier:________________________________

Date of Invoice:________________________________

Date of Rated Usage Record Data:________________

Batch # and Date:_______________________________

Number of Records:______________________________

Amount of Invoice Not Justified:$_______________
(Airtime & Toll Charges, Other Charges & Taxes)
                  __________Payment Withheld              __________Charge Back

Reasons for withholding Payment or Charge Back:

______1. Invoice is inconsistent with the Rated Usage Record Data with respect to:

              ____a. Taxes;

              ____b. Other pass-through charges;

              ____c. Commercial Mobile Radio Service charges;

              ____d. Percentage of commercial mobile radio
                     service;

              ____e. Other (see attached reports)

______2. Rated Usage Record Data is incomplete for the charges on the attached sheet:

______3. NPA/NXX combination is not on the list authorized by the Home Carrier:

                     Mobile ID Number________________________

                     Electronic Serial Number________________

______4. Charges for Roamer usage specified on the attached sheet that are not authorized by the Home Carrier;

______5. Batch totals and detail charges do not balance or batch is out of sequence.

______6. CIBER rejects


______7. Other (specify below)

Home Carrier:

Date:___________________

By:_____________________

Title:__________________

                                  APPENDIX III

                                       TO

                      INTERCARRIER ROAMER SERVICE AGREEMENT

                                     BETWEEN

                 BELLSOUTH CELLULAR NATIONAL MARKETING INC. [A]

                                       AND

                        DOBSON CELLULAR SYSTEMS INC. [B]

                              OPERATING PROCEDURES


     1. AMENDMENT OF OPERATIONS PROCEDURES. This Appendix III will be in effect until new Operating Procedures are published by the CIBERNET Corporation ("CIBERNET"), 1250 Connecticut Avenue, N.W. Washington, D.C. 20036, for Roamer agreements used domestically by the Cellular Telecommunications Industry Association. At such time as new operating Procedures ("New Operating Procedures") are published by CIBERNET, they will be effective as to the Parties on the date proposed by CIBERNET ("Effective Date") provided (a) such date is at least thirty (30) days following receipt by [A] and [B] of the New Operating Procedures and (b) neither [A] nor [B] has given to the other written notice of termination or suspension of this Agreement based upon its objections to the New Operating Procedures at least five (5) business days before the Effective Date. The Parties agree to be individually responsible for obtaining all officially published revisions to the Operating Procedures and agree that CIBERNET is not liable for information or actions that occur as a result of following such New Operating Procedures.

     2. CLOSE OF BILLING. "Close of Billing" shall be the fifteenth (15th) day of each calendar month or the next preceding business day if the fifteenth
(15th) is not a business day.

     3. INVOICING. Invoicing must occur within fifteen (15) days after the Close of Billing.

     4. BILLING PERIOD. The "Billing Period" is the period running from the day after the Close of Billing through the Close of Billing day in the subsequent month (normally the sixteenth (16th) through the fifteenth (15th), unless the fifteenth (15th) falls on a non-business day).

     5. PAYMENT. Payment in the form of a check or wire transfer must be received by the payee within thirty (30) days ("Payment Due Date") following the date of the invoice. Payments received later than the Payment Due Date shall be subject to a late charge of 1.5% of the outstanding balance for each thirty (36) day period (or portion thereof) that such payments are late or the highest percentage of the outstanding balance permitted by law, whichever is lower.

     6. MINIMUM LINE RANGE. The "Minimum Line Range with in a NPA/NXX is 1,000 line numbers.

     7. NPA/NXX NOTIFICATION. The minimum time required before changes, additions or deletions of NPA/NXX's are effective shall be fifteen (15) days from the date of receipt of notification of such changes, additions or deletions by [A] for [B] Parties, or by [B] for [A] Parties.

     8. TARIFF CHANGES. Notice of any applicable changes to tariffs must be received by [A] for tariff changes for any [B] Party, or by [B] for tariff changes for any [A] Party, at least fifteen (15) days prior to the proposed effective date or at least the number of days specified by state or local governmental regulations prior to the proposed effective date, whenever period is longer.

     9. BILLING INVOICE SUMMARY. The Minimum information needed for any invoice issued with non-clearinghouse documentation must include the following:

     -    Billing Period (To/From Dates)

     -    Batch Sequence Number

     -    Batch Date

     - Serving and Home SID's (the five-digit numeric corresponding to the FCC designation of the Carrier)

     -    Total Airtime Charges

     -    Total Intra-State Toll

     -    Total Inter-State Toll

     -    Other Charges and Credits

     -    Total Taxes

     -    Total Charges

**   10A. TYPE 10, 20, & 50 MESSAGE DATE EDIT. Type 10, 20, & 50 message records shall be considered to have failed the CIBER Record Edit if the message is more than thirty (30) days old when it is received at the Home Carrier's Authorized Receipt Point ("ARP"). Message records which are rejected from the Home Carrier's ARP and returned to the Serving Carrier shall be considered to have failed the CIBER Record Edit if the message is more than sixty (60) days old. Determination of the age of a message record is from the date of the call.

**   10B. TYPE 11 & 30 MESSAGE DATE EDIT. Type 11 & 30 message records shall be considered to have failed the CIBER Record Edit if the message is more than sixty (60) days old when it is received at the Home Carrier's Authorized Receipt Point ("ARP"). Message records which are rejected from the Home Carrier's ARP and returned to the Serving Carrier shall be considered to have failed the CIBER Record Edit if the message is more than ninety (90) days old. Determination of the age of a message record is from the date of the call.

**   10C. TYPE 11 & 70 CIBER RECORDS. Type 11 and 70 CIBER records will not be accepted without mutual written consent by both parties at which time it will be added to this agreement.

     11. EFFECTIVE DATE FOR UNAUTHORIZED ROAMER LIABILITY. Effective with messages dated January 15, 1992 and earlier, liability for unauthorized roamers shall be established at 12:01 A.M. Eastern Time of the Calendar day immediately following receipt by [A] and [B], or their respective authorized representatives, of notification or update of the attachments and lists referred to in Paragraph 3.1 and 3.2 of Appendix II.

     Effective with messages date January 16, 1992 through September 15, 1992, liability for unauthorized roamer shall be established One hour after posting of negative file update by the SERVING carrier's valid provider of Clearing and/or positive roamer validation/verification services (clearinghouse). It is essential to populate the Time Zone Indicator and Daylight Savings Indicator fields with appropriate values. Utilization of existing clearinghouse negative file update timestamps shall apply.

     Effective with message dated September 16, 1992 and later, liability for unauthorized roamers shall be established one hour after posting of negative file update by the HOME carrier's clearinghouse.

     In all cases, liability for restoral of existing negative file entries shall be immediate. Notification or updating of the attachments and lists shall be made by (a) courier delivery of a written notice, or (b) facsimile transmission of a written notice during normal business hours of the Party being notified, or (c) by entry (through manual or automated means) into the Industry Negative File of a clearinghouse.